                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2004

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
            (Exact name of registrant as specified in its charter)

        Delaware                   333-115122                  30-0183252

    (State or Other               (Commission               (I.R.S. Employer
      Jurisdiction                File Number)            Identification No.)
   of Incorporation)

383 Madison Avenue
New York, New York                                               10l79

 (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrants telephone number, including area code, is (212) 272-2000

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On August 31, 2004, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates, Series 2004-10,
pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2004, among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo
Bank, National Association as master servicer and securities administrator,
EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

Item 9.01.  Financial Statements and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits   (executed   copies):   The  following   execution
copies of Exhibits to the Form S-3  Registration  Statement of the  Registrant
are hereby filed:

                                                                  Sequentially
Exhibit                                                             Numbered
Number                                                            Exhibit Page

10.1  Pooling and Servicing Agreement, dated as of August 1, 2004 among
Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank,
National Association as master servicer and securities administrator, EMC
Mortgage Corporation and JPMorgan Chase Bank, as trustee.

                                 [8-K - PSA]
DOCSNY1:1065413.3
      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this  report  to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.

                                    STRUCTURED ASSET MORTGAGE
                                    INVESTMENTS II INC.

                                    By:   /s/ Baron Silverstein      ________
                                    Name:  Baron Silverstein
                                    Title:      Vice President

Dated: September 15, 2004

                                 EXHIBIT INDEX

                     Item 601 (a) of    Sequentially
Exhibit              Regulation S-K     Numbered
Number               Exhibit No.        Description             Page

1                    4                  Pooling and Servicing   5
                                        Agreement

                                  EXHIBIT 1